EXHIBIT 32.2

                    DIRECT RESPONSE FINANCIAL SERVICES, INC.
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Direct Response Financial Services, Inc. (the Company) on Form 10-QSB for the period ended April 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Daniel Brandt, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Direct Response Financial Services, Inc. and will be retained by Direct Response Financial Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.



Dated: June 16, 2006

                                                  /s/ Daniel Brandt
                                                  ------------------------------
                                                  Name: Daniel Brandt
                                                  Title: Chief Financial Officer